UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 12, 2022

GEE GROUP INC.
(Exact name of registrant as specified in its charter)

Illinois	1-05707	36-6097429
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

7751 Belfort Parkway, Suite 150, Jacksonville, Florida	32256
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:   (630) 954-0400

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	JOB	NYSE American

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Change in Registrant’s Certifying Accountant.

On April 12, 2022, the Audit Committee of the Board of Directors (the “Audit Committee”) of GEE Group Inc., an Illinois corporation (the “Company”), engaged Dixon Hughes Goodman LLP (“DHG”) as the Company’s independent registered public accounting firm. Also, on April 12, 2022, the Audit Committee approved the dismissal of Friedman LLP (“Friedman”) as the Company’s independent registered public accounting firm effective April 12, 2022, and the Company notified Friedman, accordingly.

 Friedman’s audit reports on the Company’s consolidated financial statements as of and for the fiscal years ended September 30, 2021 and 2020 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

There were no disagreements with Friedman on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, from the time of Friedman’s engagement up to the date of dismissal which disagreements that, if not resolved to Friedman’s satisfaction, would have caused Fridman to make reference in connection with its opinion to the subject matter of the disagreement. No “reportable events”, as that term is described in Item 304(a)(1)(v)(A)-(D)of Regulation S-K occurred within the two fiscal years of the Company ended September 30, 2021, and 2020 and subsequently up to the date of its dismissal.

The Company provided Friedman with a copy of the disclosures it is making in this Current Report on Form 8-K and requested that Friedman furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements made herein. A copy of Friedman’s letter dated April 15, 2022, is filed as Exhibit 16.1 hereto.

During the fiscal years ended September 30, 2021, and 2020, and the subsequent interim periods through December 31, 2021, neither the Company nor anyone acting on its behalf has consulted with DHG regarding (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report nor oral advice was provided to the Company that DHG concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue, (ii) any matter that was the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions, or (iii) any reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

16.1	Letter of Friedman LLP, dated April 15, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GEE GROUP INC.

Date: April 15, 2022	By:	/s/ Kim Thorpe
Kim Thorpe
Chief Financial Officer

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